SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                    January 17, 1999 (January 16, 1999)
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                             Hexcel Corporation
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   Delaware                   1-8472                   94-1109521
--------------         ---------------------      ------------------
(State of              (Commission File No.)      (IRS Employer
Incorporation)                                    Identification No.)


                             Two Stamford Plaza
                           281 Tresser Boulevard
                      Stamford, Connecticut 06901-3238
        ------------------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (203) 969-0666
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.     Other Events.

            A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company") on March 16, 1999 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits.
            ----------------------------------

        (c)    Exhibits

               99.1                 Press Release issued by the
                                    Company on March 16, 1999.


                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 1999


                             HEXCEL CORPORATION

                             By: /s/ Ira J. Krakower
                                 -----------------------------
                                 Name: Ira J. Krakower
                                 Title: Senior Vice President,
                                        General Counsel and
                                        Secretary


                               EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release issued by the
                             Company on March 16, 1999